SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 12, 2003


                            VALENCE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                    0-20028                  77-0214673
(State of Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)           Identification No.)



                       6504 Bridgepoint Parkway, Suite 415
                               Austin, Texas 78730
                    (Address of Principal Executive Offices)


                                 (512) 527 2910
              (Registrant's Telephone Number, Including Area Code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to a Purchase and Sale Agreement and Escrow Instructions dated August 8, 2003, the Registrant, through its wholly owned subsidiary, Valence Technology Nevada, Inc., sold its real property and improvements located at 301 Conestoga Way, Henderson, Nevada 89015 to Mars Partners, a Texas limited partnership, on December 12, 2003. The purchase price was $2,750,000, which was negotiated by reference to market comparables in the vicinity of the property.

There is no material relationship existing between the purchaser and Registrant or any of its affiliates, or any director or officer of Registrant or any associate of such director or officer.

A copy of the Purchase and Sale Agreement and Escrow Instructions is attached as
Exhibit 10.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

10.1 Purchase and Sale Agreement and Escrow Instructions between Valence Technology Nevada, Inc. and Mars Partners, dated August 8, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 16, 2003                        VALENCE TECHNOLOGY, INC.



                                         /s/ Kevin W. Mischnick
                                         -----------------------------------
                                         By: Kevin W. Mischnick
                                             Vice President of Finance

                                  EXHIBIT INDEX


EXHIBITS

10.1 Purchase and Sale Agreement and Escrow Instructions between Valence Technology Nevada, Inc. and Mars Partners, dated August 8, 2003.